HomeFederal Bancorp, Inc.™

D.A. Davidson & Co.

14th Annual Financial Services Conference

Bell Harbor Conference Center, Seattle, WA

May 9, 2012

Len E. Williams, President and Chief Executive Officer
Eric S. Nadeau, EVP and Chief Financial Officer

Forward-Looking Statements

Certain comments made in the course of this presentation by Home Federal Bancorp, Inc. ("Company") are forward looking in nature. These include all statements about the Company's operating results or financial position for periods ending or on dates occurring after March 31, 2012, and usually use words such as "expect", "anticipate", "believe", and similar expressions. These comments represent management's current beliefs, based upon information available to it at the time the statements are made with regard to the matters addressed.

All forward-looking statements are subject to risks and uncertainties that could cause the Company's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to the Company include, but are not limited to: (1) changes in general economic conditions, including interest rates and real estate values; (2) competition among providers of financial services; (3) potential deterioration or improvement in asset quality; (4) legislative or regulatory changes; (5) price levels and conditions in the public securities market; and (6) our ability to integrate acquisitions and maintain profitability. Please refer to the Company's Annual Report on Form 10-K and Forms 10-Q and 10-QT for additional factors. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HISTORY AND BACKGROUND

Len E. Williams, President and Chief Executive Officer

A Brief 90-Year History

January 1, 1920
Established as Home Building and Loan Association

August 2000
Started Walmart in-store expansion. As many as ten. Began to unwind in 2003. One remains today

December 6, 2004
Stock conversion to Home Federal Bank. Formed MHC. Raised $53.7 million

September 2006
Committed to commercial banking. Hired Len E. Williams as President. Became CEO in early 2007. New executive team developed over next two years

December 19, 2007
Second step conversion raised $87.8 million

August 7, 2009
FDIC-assisted acquisition of Community First Bank

July 30, 2010
FDIC -assisted acquisition of LibertyBank

May 31, 2011
Converted to bank holding company and Idaho commercial bank

1920 1940 1960 1980 2000 2004 2005 2006 2007 2008 2009 2010 2011



$1
$21
$139
$327
$744
$690
$761
$710
$725
$828
$1,483
$1,116
$1,108
1920 1940 1960 1980 2000 2004 2005 2006 2007 2008 2009 2010 2011 3/2012
Total Assets ($ millions)

HomeFederal Bancorp, Inc.

Diverse Market Demographics


Washington
Montana
Portland
Western Oregon 9 Branches 1 Loan Office
Central Oregon 8 Branches 1 Loan Office
Idaho 11 Branches
Eugene
Bend
Boise
Idaho
Oregon
Grants Pass
Medford
Mountain Home

HomeFederal Bancorp, Inc.

Home Federal Bancorp, Inc.
NASDAQ: HOME

- Listed on NASDAQ Global Select Market
  - Included in Russell 2000 Index
- Market capitalization of $155 million *(04/27/2012)*
  - Tangible book value per share $12.03 *(03/31/2012)*
  - Trading at 82% of book value
- Institutional ownership – 75%; with insiders - 89%
- Highly capitalized
  - Bank Tier 1 capital ratio 13.25%
  - Parent Tier 1 capital ratio 16.22%
  - Parent total risk-based 43.41%

Capital Maintenance

- Share repurchase plan in place – September 2011
  - Authorized 900,000 shares - 504,000 available
  - Repurchased 1.97MM shares since 12/2007 (11%)
  - Target < 85% of tangible book value per share
- Quarterly dividend of $0.055 per share
  - 2.20% yield
  - Holding company is currently not dependent on subsidiary for dividend upstream
- Target TCE ratio of 10%; Long term of 8%
  - Significant additional asset acquisition capacity

Completed 2 Failed Bank Acquisitions

- August 7, 2009, FDIC-assisted purchase of Community First Bank, Prineville, Oregon
  - $190 million of assets
  - $143 million of deposits[1]
  - $19 million of borrowings[1]
  - FDIC reimburses 80% to $34 million, 95% thereafter
- July 30, 2010, FDIC-assisted purchase of LibertyBank, Eugene, Oregon
  - $269 million of loans and leases[1]
  - $677 million of deposits[1]
  - Received $314 million of cash
  - FDIC reimburses 80% of all losses

1 - Acquisition date book value, before purchase accounting marks

HomeFederal Bancorp, Inc.

Loan Portfolio Mix

- Covered loans comprise $127 million, or 39% of the portfolio
- Runoff portfolios include 1-4 family, leasing subsidiary and nonperforming loans
- Local economies are improving but lending opportunities are slowly developing
- Should see loan footings increase in 2H 2012
- Opened LPO in Portland


1-4 Family
$109,016
Construction
$28,606
Multi-family
$21,260
Commercial
$40,618
Home equity and consumer
$50,845
CRE, Owner
$84,238
CRE, Nonowner
$115,531

Charts in thousands of dollars

HomeFederal Bancorp, Inc.

Deposit Portfolio Mix

- Core deposits comprise 72% of deposits
- Regulatory core deposits comprise 98% of deposits
- Cost of funds of 0.58% in 2012 Q1. Could go to below 0.50%
- Significant decline in CDs after the LibertyBank Acquisition
- New treasury management product coming in 2012 Q3
- Mobile banking in late 2012 Q3


Noninterest DDA $129,950
Interest DDA $251,632
Money Market $184,158
Savings $81,663
Certificates $251,329

Charts in thousands of dollars

HomeFederal Bancorp, Inc.

HomeFederal Bancorp, Inc.

First Quarter 2012 and Fiscal 2011 Review

Eric S. Nadeau, EVP and Chief Financial Officer

Fiscal Year Change

- New fiscal year started January 1, 2012
- Last fiscal year end September 30, 2011
- Quarter ended December 31, 2011, is not included in either fiscal year
- Next fiscal year end is December 31, 2012

Summary Balance Sheets

	3/31/12	9/30/11	9/30/10	9/30/09
Cash and equivalents	$ 140,517	$ 190,734	$ 416,426	$ 49,953
Investment securities	412,669	380,847	275,180	169,320
BOLI and FHLB stock	33,288	30,565	30,154	22,340
Loans, net	435,713	468,213	621,010	511,491
Repossessed assets and REO	15,965	23,438	30,481	18,391
FDIC indemnification asset	20,160	33,863	64,574	30,038
Total assets	**$ 1,107,798**	**$ 1,177,228**	**$1,482,861**	**$ 827,899**
Deposits	$ 898,732	$ 959,509	$ 1,189,662	$ 514,858
Borrowings	4,676	4,892	67,622	84,737
Stockholders' equity	191,834	194,654	205,088	209,665

Dollars in thousands

HomeFederal Bancorp, Inc.

Asset Quality Metrics

Nonperforming Assets


$70
$60
$50
$40
$30
$20
$10
$0
Millions
$23.0
$17.4
September 2010
December 2010
September 2011
December 2011
March 2012
Noncovered
Covered
Total

Noncovered Loan Ratings


$60
$50
$40
$30
$20
$10
$0
Millions
$37.1
$1.3
September 2010
December 2010
September 2011
December 2011
March 2012
Substandard
30-89 Days

Dollars in millions

HomeFederal Bancorp, Inc.

Funding Mix Improvement


$700
$600
$500
$400
$300
$200
$100
$0
$647.4
$251.3
$4.7
September 2007
September 2008
September 2009
September 2010
September 2011
March 2012
Core Deposits (DDA, NOW, Savings, Money Market)
Time Deposits
Borrowings

Dollars in millions

HomeFederal Bancorp, Inc.

Capital and Liquidity


50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
16.2%
42.1%
43.4%
Core
Tier 1 risk-based
Total risk-based
Regulatory
Home Federal Bancorp, Inc.

- 50% liquidity ratio
- 48% loan/deposit ratio
- 95% US GSE securities
- $127 million, or 28% of the loan portfolio has FDIC coverage

Income Statement Metrics


$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
-$2,000
-$2,500
(1,202)
(78)
16
(2,033)
1,376
702
March 2011
June 2011
September 2011
December 2011
March 2012
Operating income
Restructuring

	12Q1	Dec 11 Qtr	FY11	FY10
Yield on assets	5.36%	6.02%	4.27%	4.27%
Yield on loans	9.86%	11.38%	7.59%	5.72%
Cost of interest bearing funds	0.58%	0.62%	0.64%	1.57%
Cost of deposits	0.48%	0.52%	0.64%	1.05%
Net interest margin	4.92%	5.54%	3.51%	3.09%
Average loans/ Earning assets	45.2%	45.4%	46.1%	60.9%
Noninterest expense[1]	$43,840	$44,064	$53,509	$40,843
Noninterest expense[1]/Assets	3.94%	3.84%	4.02%	4.03%

Dollars in thousands
1 - Noninterest expense has been annualized

HomeFederal Bancorp, Inc.

Initiatives Announced in 2011 Q4

- Prepayment of $48.3 million of FHLB advances
- Consolidation and refinance of ESOP and 401(k) plans
- Closure of 5 branches in Central Oregon and Idaho during the December 2011 quarter
- Elimination of some middle management positions
- Exiting secondary market – turned to broker model
- $3.0 million pre-tax charge with ~12 month payback

Impact of Regulation E


Overdraft and NSF Fee Income (Quarterly)
1,600
1,400
1,200
1,000
800
600
400
200
-
$2.8 million pre-tax, annually
9/30/2009
12/31/2009
3/31/2010
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
9/30/2011
12/31/2011
3/31/2012

Chart dollars in thousands
Excludes fee income from Community First Bank and LibertyBank accounts

HomeFederal Bancorp, Inc.

HomeFederal Bancorp, Inc.™

Outlook and Strategy

Len E. Williams, President and Chief Executive Officer

Where does HOME go from here?

- Excess liquidity and capital is a mixed blessing
- Plan A: Acquisitions
  - FDIC: Boise and contingent markets
  - Traditional: Western Oregon or Idaho Region
- Plan B: Right-size for $1.1B balance sheet
  - Concurrent with Plan A and ongoing
  - Capital "return" through large share repurchase
- Plan C: Extension of Plan B but with partner

Acquisition Opportunities

FDIC-assisted transactions

- Acquired Community First due to Central Oregon opportunities
- Expanded Oregon markets with LibertyBank
- Focused on in-market deals
- Few prospects of meaningful size

Traditional M&A

- Boards and management teams are fatigued
- Capital difficult to raise for small banks
- Inability to repay TARP
- Opportunities to acquire at discount to book

Target market areas


Washington
Montana
Oregon
Idaho

- Wild card is the increase in private equity capital contributions, which will prolong consolidation

HomeFederal Bancorp, Inc.

Acquisition Experience

<u>Proven ability to execute - 7 months / 4 conversions</u>

07/30/2010	Acquired LibertyBank, 80% asset increase
08/07/2010	Converted legacy core system
08/30/2010	Converted Community First Bank core system
09/30/2010	Fiscal year end
02/15/2011	Implemented new IT network
03/07/2011	Converted LibertyBank core system

Value Proposition

Len E. Williams, President and Chief Executive Officer

Home Federal Bancorp, Inc.
NASDAQ: HOME

- Highly capitalized
  - Relative strength in a weakened economy
  - Ability to withstand asset quality deterioration
- Trading below tangible book value with solid capital
- Core deposit growth and funding mix
- Strong management team and board
- FDIC loss share provides protection on covered assets
- Significant earnings power on the sidelines
  - Highly liquid balance sheet
- Acquisitive growth needed to prosper in future years

HomeFederal Bancorp, Inc.

D.A. Davidson & Co.

14th Annual Financial Services Conference

Bell Harbor Conference Center, Seattle, WA

May 9, 2012

Len E. Williams, President and Chief Executive Officer

Eric S. Nadeau, EVP and Chief Financial Officer